THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "LAWS"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE APPLICABLE LAWS OR (II) AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE APPLICABLE LAWS.

THIS NOTE IS SUBJECT TO THE TERMS OF THE SUBORDINATION AGREEMENT DATED DECEMBER 1, 2004 (THE "SUBORDINATION AGREEMENT") IN FAVOR OF SILICON VALLEY BANK (THE "SENIOR LENDER"), AND THE RIGHTS AND REMEDIES HEREUNDER AND UNDER THE SECURITY AGREEMENT, AS DEFINED BELOW, ARE SUBORDINATE TO THOSE OF THE SENIOR LENDER.


                             DATE: DECEMBER 1, 2004

     $400,000.00

                                 RAPIDTRON, INC.

                     15% SECURED CONVERTIBLE PROMISSORY NOTE
                               DUE MARCH 31, 2005

     This 15% Secured Convertible Promissory Note (the "Note") is issued by Rapidtron, Inc., a corporation duly organized and validly existing under the laws of the State of Nevada (the "Company"), pursuant to that certain Securities Purchase Agreement (the "Agreement") entered into concurrently herewith by and between the Company and Oceanus Value Fund, L.P.

     1.     Payment  Obligation.   For  value  received, the Company promises to
            -------------------
pay to Oceanus Value Fund, L.P. or its permitted successors and assigns (collectively, the "Holder"), (i) the principal amount of Four Hundred Thousand Dollars ($400,000) (to which may be added any liquidated damages that accrue pursuant to the terms of the Agreement or the Registration Rights Agreement referenced below) and (ii) interest on the principal amount outstanding at the rate of fifteen percent (15%) per annum, compounded annually. The principal amount of this Note, together with all accrued and unpaid interest, shall be due and payable in full on March 31, 2005 (the "Maturity Date"). Interest on this
Note in the amount of Fifteen Thousand Dollars ($15,000) shall be pre-paid by the Company upon execution hereof (which pre-payment shall be non-refundable); thereafter, interest in the amount of Five Thousand Dollars ($5,000) shall be paid at the end of each thirty (30) day period (the "Interest Payment Date") that this Note remains outstanding after February 28, 2005 (prorated for a partial period and any reductions in principal amount). Accrual of interest on the outstanding principal amount shall commence on the date hereof and shall continue until full payment of the outstanding principal amount has been made or duly provided for. Payments on this Note are payable to the Holder in whose name this Note (or one or more successor Notes) is registered on the records of the Company regarding registration and transfer of this Note (the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Agreement. The Company has the right at any time, upon at least three (3) business days prior written notice to the Holder, to redeem or prepay all or any portion of this Note for an amount equal to one hundred five percent (105%) of the principal amount being redeemed or prepaid, plus all accrued and unpaid interest on the portion being redeemed or prepaid; the Company shall have no right to redeem or prepay any portion of this Note except pursuant to the foregoing.

     2.     Provisions as to Payment.  Payments on this Note are payable in
            ------------------------
immediately available funds in currency of the United States of America at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company shall pay the amount required by this Note on the Maturity Date or applicable Interest Payment Date (as the case may be), less any amounts required by law to be deducted or withheld, to the Holder of this Note appearing of record as of the fifth business day (as defined in the Agreement) prior to the Maturity Date or applicable Interest Payment Date, as the case may be, in each case addressed to such Holder at the last address appearing on the Note Register. The forwarding of such funds shall constitute full payment of the amount then required to be paid under this Note and shall satisfy and discharge the liability for such amount to the extent of the sum represented by such payment plus any amounts so deducted or withheld. All payments under this Note shall be credited first to reimburse the Holder for any cost or expense reimbursable hereunder, then to the payment of accrued interest, and third to the payment of principal.

     3.     Withholding.     The Company shall be entitled to withhold from all
            -----------
payments of principal or interest pursuant to this Note any amounts required to be withheld under applicable provisions of the United States income tax or other applicable laws at the time of such payments.

     4.     Transfer of Note; Opinion of Counsel; Legend.
            --------------------------------------------

     (a) This Note has been issued subject to investment representations of the original Holder and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Prior to presentment of this Note for transfer, the Company and any agent of the Company may treat the person in whose name this
Note is duly registered on the Note Register as the Holder hereof for the purpose of receiving payments as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

     (b) The Holder understands and acknowledges by its acceptance hereof that (i) this

Note has not been, and is not being, registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company, to the effect that this Note may be sold, assigned or transferred pursuant to an exemption from such registration and (ii) neither the Company nor any other person is under any obligation to register this Note under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     5.     Conversion Upon Default.
            -----------------------

     (a) If (and only if) this Note is not paid in full by the Maturity Date (a "Payment Default"), the Holder of this Note shall be entitled, at its option at any time prior to such Payment Default being cured, to convert all or a portion of the outstanding principal amount of this Note and any accrued and unpaid interest and/or liquidated damages accrued under this Note, the Agreement and/or the Registration Rights Agreement as of the Conversion Date (as defined below), into shares of the Company's $0.001 par value common stock (the "Common Stock") at a conversion price (the "Conversion Price") for each share of Common Stock equal to the lesser of (i) $0.33 per share or (ii) eighty percent (80%) of the lowest closing bid price for the Common Stock (as reported by Bloomberg) in any of the five (5) trading days immediately preceding the Conversion Date.

     (b) After a Payment Default, any conversion of this Note shall be achieved by submitting to the Company the fully completed form of conversion notice attached hereto as Exhibit I (a "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion hereof (including any designated accrued and unpaid interest and/or liquidated damages). A Notice of Conversion may be submitted via facsimile to the Company at the telecopy number for the Company provided in the Agreement (or at such other number as specified in advance of such conversion in writing by the Company). A Notice of Conversion may also be submitted by mail. The Company and the Holder shall each keep records with respect to the portion of this Note then being converted and all portions previously converted. Upon receipt by the Holder of the requisite Conversion Shares, the outstanding principal amount of this Note shall then (and only then) be reduced by the amount specified in the Notice of Conversion resulting in such Conversion Shares. The Company may, from time-to-time, but is not required to, (i) instruct the Holder to surrender this Note along with the Notice of Conversion for the purposes of making a notation thereon as to the amount of principal being converted or (ii) cancel this Note and issue a new Note in the same form with the principal amount of such Note reduced by the amount converted. Such new or annotated Note shall be delivered to the Holder within three (3) business days after such Holder's surrender to the Company. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. The date on which a Notice of Conversion is given (the "Conversion Date") shall be deemed to be either the date on which the Company receives from the Holder an original

Notice of Conversion duly executed, or, if earlier, the date set forth in a Notice of Conversion that is sent via facsimile.

     (c) In all cases, the Company shall deliver the Conversion Shares to the Holder within three (3) business days after the Conversion Date at the address specified in the Notice of Conversion. The Company acknowledges that the Agreement requires that the Company pay liquidated damages for late or non-delivery of Conversion Shares.

     6.     Obligations of the Company Herein Are Unconditional.   The Company's
            ---------------------------------------------------
obligations to repay this Note at the time, place, interest rate and in the currency hereinabove stated are absolute and unconditional. This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company. This Note ranks at least equally with all other Notes now or hereafter issued under the terms set forth herein.

     7.     Waiver of Demand, Presentment, Etc.  The Company hereby expressly
            -----------------------------------
waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for herein. No delay or omission of any Holder hereof in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to, or waiver of, any such right or remedy on any future occasions.

     8.     Attorney's Fees; Reimbursable Expenses.  The Company agrees to pay
            --------------------------------------
all costs and expenses, including, without limitation, attorney's fees, which may be incurred by the Holder in collecting any amount due under this Note or in enforcing any of the Holder's rights as described herein or under the Security Agreement (as defined below).

     9.     Default.    If one or more of the following described "Events of
            -------
Default" shall occur:

     (a) The Company shall fail to make timely payment of any amount then due and owing under this Note;

     (b) Any of the representations or warranties made by the Company herein, in the Agreement, the Security Agreement, or in any certificate or other written statement heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, the Agreement or the Security Agreement shall be false or misleading in any material respect at the time made and the Holder shall have provided written notice to the Company of the alleged misrepresentation or breach of warranty and the same shall continue uncured for a period of seven (7) days after such written notice from the Holder;

     (c) If (i) the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note not covered by clause (a) or (b) above or (ii) a default occurs under the Security Agreement or the Agreement, or any addenda thereto, and such failure or default shall continue uncured for a period of seven (7) days after written notice from the Holder;

     (d) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due, (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for all or a substantial part of its property or business;

     (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment;

     (f) Any governmental agency, or any court of competent jurisdiction at the instance of any governmental agency, shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and such custody or control shall not be released within sixty (60) days thereafter;

     (g) Any money judgment, writ or note of attachment, or similar process in excess of $25,000 in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days, or in any event later than five (5) days prior to the date of any proposed sale thereunder;

     (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding;

     (i) The Company shall have received a notice of default on the payment of any debt(s) aggregating in excess of $25,000 beyond any applicable grace period;

     (j) The Holder shall reasonably believe that there has been a change in control of the Company;

     (k) The Company shall be in default as to any obligation to Silicon Valley Bank beyond any applicable grace period;

     (l) The Company's common stock shall have been voluntarily or involuntarily removed from future quotation on the OTC Bulletin Board;

     (m) John Creel and/or Peter Dermutz shall be in default as to any obligation under their Guaranty, Pledge and Security Agreements dated December 1, 2004, beyond any applicable grace period; or

     (n) The Holder shall reasonably believe that there has been a material adverse change in the operations, properties, management or financial condition of the Company;

then, or at any time thereafter, and in any and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default), at the option of the Holder and in the Holder's sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and accrued interest and liquidated damages (if any) hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, anything herein or in any other instrument to the contrary notwithstanding, and the Holder may immediately, and upon the expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law or equity.

     10.     Security.  Pursuant to a Security Agreement attached to the
             --------
Agreement as Exhibit "C" (the "Security Agreement"), this Note is secured by a security interest in substantially all of the Company's tangible and intangible assets (including intellectual property) (collectively, the "Collateral"). A default under the terms of this Note shall also constitute a default under the Security Agreement.

     11.     Due on Sale Clause.  If the Company shall sell, convey, transfer,
             ------------------
assign or further encumber the Collateral or any part thereof or any interest therein, whether legal or equitable, in any manner (whether voluntarily or involuntarily) not permitted under the Security Agreement, without the prior written consent of the Holder, which consent the Holder shall have no obligation to give, the Holder shall have the right, at its option, to declare this Note immediately due and payable irrespective of the Maturity Date specified herein. Any consent by the Holder to such a transfer may be predicated upon such terms, conditions and covenants as may be deemed advisable or necessary in the sole discretion of the Holder, including, but not limited to, the right to (i) require the transferee's assumption of personal liability on the debt hereunder,
(ii) approve the form and substance of all transfer and assumption documents,
(iii) change the interest rate, date of maturity and amount and/or schedule of payments hereunder and (iv) charge a fee based on a percentage of the original principal amount of this Note. The granting of permission for a transferee of the Collateral to assume this Note shall not in any manner be deemed a consent to any subsequent transfer, and the Holder shall retain the right to consent to such subsequent transfer or transfers on the terms and conditions stated above. Consent to one such transfer shall not be deemed to be a waiver of the right of such consent to further or successive transfers. No assumption or consent to any subsequent transfer shall be deemed to constitute a release of the Company's obligations hereunder.

     12.     Enforceability; Maximum Interest Rate.
             -------------------------------------

     (a) In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby.

     (b) Notwithstanding anything to the contrary contained in this Note, the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve or take interest ("interest" being defined, for purposes of this paragraph, as the aggregate of all charges which constitute interest under applicable law that are contracted for, charged, reserved, received or paid under this Note) in excess of the maximum rate allowed by applicable law. During any period of time in which the interest rate specified herein exceeds such maximum rate, interest shall accrue and be payable at such maximum rate. For purposes of this Note, the term "applicable law" shall mean that law in effect from time-to-time and applicable to the transaction between the Company and the Holder which lawfully permits the charging and collection of the highest permissible rate of interest on such transaction and this Note, including the laws of the State of Kansas and, to the extent controlling, laws of the United States of America.

     13.     Entire Agreement.  This Note, together with the Agreement and the
             ----------------
Security Agreement and any exhibits or schedules attached thereto, and any addenda to any of the foregoing, constitute the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings, written or oral, with respect to such subject matter. No provision of this Note shall be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

     14.     Governing Law.  This Note shall be governed by and construed in
             -------------
accordance with the laws of the State of Kansas without giving effect to applicable principles of conflict of law. The Company hereby agrees that the exclusive venue for resolution of any case or controversy arising out of or in connection with this Note shall be the State of Kansas.

     15.     Headings.  The headings in this Note are for convenience only, and
             --------
shall not be used in the construction of this Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officers on the date first written above.

                                         RADIPTRON, INC.

                              By:
                                         President

                              By:
                                         Secretary

                                    EXHIBIT I

                              NOTICE OF CONVERSION
                             ----------------------

     (To Be Executed by the Registered Holder in Order to Convert the Note)

     The undersigned hereby irrevocably elects to convert $___________ in principal amount of the 15% Secured Convertible Promissory Note Due March 31, 2005, into shares of Common Stock of Rapidtron, Inc. ( the "Company"), according to the terms and conditions set forth in the Note, as of the date specified below. In addition, the undersigned hereby irrevocably elects to convert $___________ in accrued interest and $___________ in accrued liquidated damages into an additional ___________ shares of Common Stock of the Company according to the terms and conditions set forth in the Note. If securities are to be issued to a person other than the undersigned, the undersigned agrees to pay all applicable transfer taxes with respect thereto.

     The undersigned represents that he, she or it, as of this date, is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the 1933 Act.

     The undersigned also represents that the Conversion Shares are being acquired for the undersigned's own account and not as a nominee for any other person. The undersigned represents and warrants that all offers and sales by the undersigned of the Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The undersigned acknowledges that the Conversion Shares shall, if (and only if) required by law, contain the legend contained on page 1 of the Note.

Conversion Date:
                 ---------------------

Applicable Conversion Price:
                            ------------------------------

Total Conversion Shares:

Holder:
       --------------------------------------
           (Print Legal Name and Title)

     ---------------------------------------------------------
      (Signature of Duly Authorized Representative of Holder)

Address of Holder: